UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 29, 2011

ROCKY MOUNTAIN FUDGE COMPANY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51688	16-1734022
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4596 Russell Street, Salt Lake City, Utah 84117
(Address of principal executive offices)

Registrant's telephone number, including area code: (801) 230-1807

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2011, pursuant to action taken by our sole remaining director, the Board of Directors appointed Gordon McDougall to become and serve as a director of Rocky Mountain Fudge Company, Inc.  Mr. McDougall fills a vacancy on the Board created by the resignation of Jacob Colby as a director on April 25, 2011.  Mr. Colby resigned for personal reasons.

The Board of Directors also appointed Mr. McDougall as our President and Chief Executive Officer, replacing Steven D. Moulton in those positions.  Mr. Moulton remains as our Secretary / Treasurer.  There were no understandings or arrangements with any person regarding Mr. McDougall’s appointment as a director, President and Chief Executive Officer, and there are no family relationships between him and any other officer or director of the company.  The decision to name Mr. McDougall to replace Mr. Moulton as President and Chief Executive Officer was a mutual decision by the two directors and was not due to any disagreement or misunderstanding between Mr. Moulton and the company.  The appointment of Mr. McDougall and change in executive officers becomes effective immediately following the filing of this  Form 8-K.

Gordon McDougall, age 55, is the CEO and Founder of Tezi Advisory, Inc, a private company that partners with entrepreneurs to grow their businesses. Tezi Advisory Inc was incorporated in 2009.  Prior to founding Tezi, from 2006 to 2007 Mr. McDougall was a director and CEO of Exterra Energy, an independent oil and gas company.  From 2005 until 2006, Mr. McDougall was the President and a Director of Wentworth Energy, Inc.  Mr. McDougall has also worked as a stockbroker and is experienced in raising capital, managing start-up companies and coaching companies through their initial growth.

Notes about Forward-looking Statements

Statements contained in this current report which are not historical facts, may be considered "forward-looking statements," which term is defined by the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are based on current expectations and the current economic environment.  We caution readers that such forward-looking statements are not guarantees of future performance. Unknown risks and uncertainties as well as other uncontrollable or unknown factors could cause actual results to materially differ from the results, performance or expectations expressed or implied by such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rocky Mountain Fudge Company, Inc.

Date: April 29, 2011	By:	/S/ Steven D. Moulton
Steven D. Moulton
President